UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 26, 2016

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

900 Bedford Street, Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 324-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2016, Patriot National Bancorp, Inc. (“Patriot” or the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein, announcing its financial results for the second quarter ended June 30, 2016, and for the six months then ended.

Item 8.01.	Other Events.

On July 26, 2016, the Board of Directors (the “Board”) of Patriot authorized a stock repurchase program under which Patriot may repurchase up to 500,000 of its outstanding shares of common stock. The program will be terminated on July 31, 2017 unless suspended, discontinued or replaced by the Board at any time without prior notice.

Under the program, Patriot may repurchase shares in open-market purchases or in private purchases, each in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The specific timing and amount of repurchases will be determined by Patriot’s chairman, in his discretion, and will vary based on market conditions, securities law limitations and other factors. The repurchases will be funded using available cash on hand.

Patriot issued a press release on July 29, 2016 announcing the stock repurchase program. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements, without limitation, regarding plans for share repurchases. When used in this press release, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon Patriot’s expectations at the time it makes them and various assumptions. Patriot’s expectations, beliefs and projections are expressed in good faith, and it believes there is a reasonable basis for them. However, there can be no assurance that Patriot’s plans will be achieved. Factors that could cause changes to Patriot’s plans include risks described under the heading “Item 1A Risk Factors” in Patriot’s most recent Form 10-K and in Patriot’s other filings with the Securities and Exchange Commission. Patriot is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 29, 2016 of Patriot National Bancorp, Inc. announcing its financial results for the second quarter ended June 30, 2016, and for the six months then ended.

99.2	Press Release dated July 29, 2016 of Patriot National Bancorp, Inc. announcing the adoption of its Stock Repurchase Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Date: July 29, 2016	By:	/s/ Neil McDonnell
Name: Neil McDonnell
Title: Executive Vice President & Chief Financial Officer